Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. § 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

In connection with the Annual Report on Form 10-K of Off the Hook YS Inc. (the “Company”) for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian S. John, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 31, 2026	By:	/s/ Brian S. John
Brian S. John
Chief Executive Officer
(Principal Executive Officer)